Acquisitions and Divestitures	3 Months Ended
Mar. 31, 2016
Business Combinations [Abstract]
Acquisitions and Divestitures
ACQUISITIONS AND DIVESTITURES
2015 Activity
Canada Divestiture
In April 2015, Apache's subsidiaries completed the sale of its 50 percent interest in the Kitimat LNG project and upstream acreage in the Horn River and Liard natural gas basins to Woodside Petroleum Limited (Woodside). Proceeds at closing were $854 million, of which approximately $344 million were associated with LNG assets and $510 million were associated with upstream assets. The proceeds are subject to post-closing adjustments. For additional details related to post-closing adjustments, please see Note 9—Commitments and Contingencies.
The Kitimat LNG assets classified as held for sale as of December 31, 2014 were impaired $655 million in the fourth quarter of 2014. Apache recognized a $146 million gain on the sale of the upstream assets upon completion of the sale.
Australia Divestitures
Woodside Sale In April 2015, Apache's subsidiaries completed the sale of its interest in the Wheatstone LNG project and associated upstream oil and gas assets to Woodside. Proceeds at closing were $2.8 billion, of which approximately $1.4 billion were associated with LNG assets and $1.4 billion were associated with the upstream assets. The proceeds are subject to post-closing adjustments. For additional details related to post-closing adjustments, please see Note 9—Commitments and Contingencies.
The Wheatstone LNG assets and associated upstream assets were impaired $833 million in the fourth quarter of 2014 and classified as held for sale as of December 31, 2014. An additional impairment of approximately $49 million was recognized in the first quarter of 2015. No additional gain or loss was recognized on the ultimate disposal of the LNG project and upstream assets.
Consortium Sale In June 2015, Apache's subsidiaries completed the sale of the Company's Australian subsidiary Apache Energy Limited (AEL) to a consortium of private equity funds managed by Macquarie Capital Group Limited and Brookfield Asset Management Inc. Total proceeds of $1.9 billion included customary, post-closing adjustments for the period between the effective date, October 1, 2014, and closing. A loss of approximately $139 million was recognized for the sale of AEL.

Upon closing of the sale of substantially all Australian operations, the associated results of operations for the divested Australian assets and the losses on disposal were classified as discontinued operations in all periods presented in this Current Report on Form 8-K. Sales and other operating revenues and loss from discontinued operations related to the Australia dispositions were as follows:

	For the Quarter Ended March 31,
	2016	2015
	(In millions)
Revenues and other from discontinued operations	$—	$187
Impairment on Woodside sale	$—	$(49)
Income from divested Australian operations	—	10
Income tax expense	—	(199)
Loss from Australian discontinued operations, net of tax	$—	$(238)

Leasehold and Property Acquisitions
During the first quarter of 2015, Apache completed $91 million of leasehold and property acquisitions primarily in our North America onshore regions.
Transaction, Reorganization, and Separation
During the first quarter of 2015, Apache recorded $54 million in expense related to various asset transactions, company reorganization, and employee separation.